                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   __________

                                    FORM 8-K

                                 Current Report
                                  Pursuant to
                             Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  May 14, 1997


                               __________________


                         TOMPKINS COUNTY TRUSTCO, INC.
                      -----------------------------------
             (Exact name of Registrant as specified in its charter)

     New York                           0-27514                 161482357-8
     --------                           -------                 -----------
(State of other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                          I.D. Number)
                                    ________


     P.O. Box 460, The Commons, Ithaca, New York              14851
     -------------------------------------------           ----------
     (Address of Principal Executive Offices)              (Zip Code)


                               (607) 273-3210
              (Registrant's Telephone Number including area code)



                               Page 1 of 5 pages
                            Exhibit Index on page 4
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Item 5.   Other Events

     On May 15, 1997, Tompkins County Trustco, Inc. (the "Company") announced the repurchase of 80,000 shares of the Company's Common Stock, $.10 par value, in a privately negotiated transaction from certain trust accounts administered by the Company's Trust and Investment Services Department. The repurchase was completed on May 14, 1997, at the then current market price of $33.375. The press release announcing the stock repurchase is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 7.   Financial Statements and Exhibits

          Exhibit 99.1 Press Release dated May 15, 1997 announcing the stock repurchase.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOMPKINS COUNTY TRUSTCO, INC.


                                    By:   /s/ JAMES J. BYRNES
                                        ---------------------------------
                                         James J. Byrnes
                                         Chairman of the Board, President
                                         and Chief Executive Officer


Date:  May 15, 1997

Exhibit Index
-------------

Exhibit 99.1   Press Release dated May 15, 1997 announcing the stock repurchase.





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